                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)          January 18, 2000
                                                             ----------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            (As Servicer on behalf of FIRST CHICAGO MASTER TRUST II)


Laws of the United States               0-16337                    51-0269396
-------------------------               -------                    ----------
(State or other jurisdiction      (Commission File Number)       (IRS Employer
 of incorporation or                                             Identification
 organization)                                                       Number)



201 North Walnut Street, Wilmington, Delaware                          19801
-----------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


                302/594-4117
--------------------------------------------------
Registrant's telephone number, including area code

FCC National Bank
One Gateway Center, 300 King Sreet, Wilmington, Delaware 19801
-------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

     The Registrant's hereby incorporated by reference the information contained in Exhibit 28 hereto in response to this Item 5.


Item 7. Financial Statements and Exhibits

     (c)  Exhibits

      28A.     Monthly Servicer's Certificate -
               Floating Rate Credit Card Certificates Series 1994-K 7.15% Credit Card Certificates Series 1994-L
               Floating Rate Credit Card Certificates Series 1995-M Floating Rate Credit Card Certificates Series 1995-N Floating Rate Credit Card Certificates Series 1995-O Floating Rate Credit Card Certificates Series 1995-P Floating Rate Asset Backed Certificates Series 1996-Q Floating Rate Asset Backed Certificates Series 1996-R Floating Rate Asset Backed Certificates Series 1996-S Floating Rate Asset Backed Certificates Series 1997-T Floating Rate Asset Backed Certificates Series 1997-U Floating Rate Asset Backed Certificates Series 1998-V Floating Rate Asset Backed Certificates Series 1999-W Floating Rate Asset Backed Certificates Series 1999-X Floating Rate Asset Backed Certificates Series 1999-Y

      28B. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K

      28C. Certificateholder's Payment Date Statement - First Chicago Master Trust II 7.15% Credit Card Certificates Series 1994-L

      28D. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M

      28E. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O

      28F. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P

      28G. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q

      28H. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R

      28I. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S

      28J. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

      28K. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

      28L. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-V

      28M. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-W

      28N. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-X

      28O. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-Y

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST USA BANK, NATIONAL ASSOCIATION
                              As Servicer



                              By: /s/ Tracie H. Klein
                                 --------------------------
                                 Name: Tracie H. Klein
                                 Title: First Vice President



Date:  January 18, 2000
       ----------------

                               INDEX TO EXHIBITS


Exhibit Number      Description of Exhibit
--------------      ----------------------

      28A.          Monthly Servicer's Certificate -
                    Floating Rate Credit Card Certificates Series 1994-K 7.15% Credit Card Certificates Series 1994-L
                    Floating Rate Credit Card Certificates Series 1995-M Floating Rate Credit Card Certificates Series 1995-O Floating Rate Credit Card Certificates Series 1995-P Floating Rate Asset Backed Certificates Series 1996-Q Floating Rate Asset Backed Certificates Series 1996-R Floating Rate Asset Backed Certificates Series 1996-S Floating Rate Asset Backed Certificates Series 1997-T Floating Rate Asset Backed Certificates Series 1997-U Floating Rate Asset Backed Certificates Series 1998-V Floating Rate Asset Backed Certificates Series 1999-W Floating Rate Asset Backed Certificates Series 1999-X Floating Rate Asset Backed Certificates Series 1999-Y

      28B. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K

      28C. Certificateholder's Payment Date Statement - First Chicago Master Trust II 7.15% Credit Card Certificates Series 1994-L

      28D. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M

      28E. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O

      28F. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P

      28G. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q

      28H. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R

      28I. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S

      28J. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

      28K. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

      28L. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-V

      28M. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-W

      28N. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-X

      28O. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-Y